THIRD AMENDMENT TO LEASE
SEPTEMBER 5, 2007

The following is the Third Amendment to that Lease dated August 31, 2004 and amended on June 27, 2005 and November 15, 2005 by and between **7575 REDFIELD PARTNERS, L.L.C.** ("Lessor") and **DOLLAR DAYS INTERNATIONAL, L.L.C.** ("Lessee") for the Premises described as **7575 EAST REDFIELD ROAD, SUITE 129, 125A and 129B, SCOTTSDALE, ARIZONA**.

Lessor and Lessee hereby agree to amend the terms and conditions of the above referenced Lease as follows:

1. Lessee shall relocate to Suite 201 from Suites 129, 125A and 129B commencing November 1, 2007 and the Lease term shall expire on October 31, 2011.

2. Lessee shall return Suites 129, 125A and 129B ("Warehouse Suites") to Lessor in broom clean condition by November 1, 2007. Lessor shall prepare a final reconciliation of Lessee's expenses due Lessor for the Warehouse Suites and the sums owing shall be remitted within fifteen (15) days from invoice date.

3. The Base Monthly Rent shall be amended as follows:

   11/01/07 through 10/31/08 @ $10,019.17/Mo. Full Service* + Applicable Rental Tax
   11/01/08 through 10/31/09 @ $10,246.88/Mo. Full Service* + Applicable Rental Tax
   11/01/09 through 10/31/10 @ $10,474.58/Mo. Full Service* + Applicable Rental Tax
   11/01/10 through 10/31/11 @ $10,702.29/Mo. Full Service* + Applicable Rental Tax
   11/01/11 through 10/31/12 @ $10,930.00/Mo. Full Service* + Applicable Rental Tax

   *Full Service includes janitorial and utilities, except phone and security. See Paragraphs 5 and 6 below for further provisions. Applicable Rental Tax is currently 2.15% and Subject to Change by Municipal Authority.

3. Lessee's pro rata share of common area operating expenses as of November 1, 2007 shall be amended from 15.02% to 4.89% for the building and become 24.092% of the full service office suites.

4. Common Areas – Rules and Regulations of the Full Service Office Lease shall be as follows: Lessee agrees to abide by and conform to the rules and regulations attached hereto as Exhibit F with respect to the Office Building Project and Common Areas, and to cause its employees, suppliers, shippers, customers and invitees to so abide and conform.

5. Operating Expense Increase of the Full Service Office Lease shall be incorporated as follows: Lessee shall pay to Lessor during the term hereof, in addition to the Base Rent, Lessee's Share, as hereinafter defined, of the amount by which all Operating Expenses, as hereinafter defined, for each Comparison Year exceeds the amount of all Operating Expenses for the Base Year 2007, such excess being hereinafter referred to as the "Operating Expense Increase," in accordance with the following provisions:

   (a) "Lessee's Share" is defined, for purposes of this Lease, as the percentage set forth in paragraph 1.10 of the Basic Lease Provisions, which percentage has been determined by dividing the approximate square footage of the Premises by the total approximate square footage of the rentable space contained in the Office Building Project. It is understood and agreed that the square footage figures set forth in the Basic Lease Provisions are approximations which Lessor and Lessee agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Office Building Project.
   (b) "Base Year" is defined as the calendar year in which the Lease term commences.
   (c) "Comparison Year" is defined as each calendar year during the term of this Lease subsequent to the Base Year. Lessee's Share of the Operating Expense Increase for the last Comparison Year of the Lease shall be prorated according to that portion of such Comparison Year as to which Lessee is responsible for a share of such increase.
   (d) "Operating Expenses" is defined, for purposes of this Lease, to include all costs, if any, incurred by Lessor in the exercise of its reasonable discretion, for:
      (i) The operation, repair, maintenance, and replacement, in neat, clean, safe, good order and condition, of the Office Building Project, including but not limited to, the following:
   (aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, Common Area lighting facilities, building exteriors and roofs, fences and gates;
   (bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunication and other equipment used in common by, or for the benefit of, lessees or occupants of the Office Building Project, including elevators and escalators, tenant directories, fire detection systems including sprinkler system maintenance and repair.
      (ii) Trash disposal, janitorial and security services;
      (iii) Any other service to be provided by Lessor that is elsewhere in this Lease stated to be an "Operating Expense";
      (iv) The cost of the premiums for the liability and property insurance policies to be maintained by Lessor under paragraph 8 hereof;
      (v) The amount of the real property taxes to be paid by Lessor under paragraph 10.1 hereof;
      (vi) The cost of water, sewer, gas, electricity, and other publicly mandated services to the Office Building Project;
      (vii) Labor, salaries and applicable fringe benefits and costs, materials, supplies and tools, used in maintaining and/or cleaning the Office Building Project and accounting and a management fee attributable to the operation of the Office Building Project;
      (viii) Replacing and/or adding improvements mandated by any governmental agency and any repairs or removals necessitated thereby amortized over its useful life according to Federal income tax regulations or guidelines for depreciation thereof (including interest on the unamortized balance as is then reasonable in the judgment of Lessor's accountants);
      (ix) Replacements of equipment or improvements that have a useful life for Federal income tax guidelines of five (5) years or less, as amortized over such life.

   (e) Operating Expenses shall not include the costs of replacements of equipment or improvements that have a useful life for Federal income tax purposes in excess of five (5) years unless it is of the type described in paragraph 4.2(d)(viii), in which case their cost shall be included as above provided.

BusinessLine® QuickApp® Application

Reply today—This offer expires 2/27/04.

Christophe Baker
DOLLAR DAYS INTERNATIONAL LLC
303 Congress St Ste 301
Boston, MA 02210-1012
Reservation #: 001120648105/VOL

Please correct your business name, owner name and address shown above if needed.

Personal Information Please list the following information on the owners, officers, and partners of your company. Alimony, child support, or separate maintenance need not be disclosed if you do not wish to have it considered.*

Field	Value
Owner #1 Name (please print)	CHRISTOPHER P BAKER
Social Security Number	035 32 2452
Home Street Address (No P.O. Boxes, please)	245 KENRICK TERRACE
Home Phone Number	(617) 439-0770
City	Newton
State	MA
ZIP	02458
Annual Household Income*	$ 1 million +
Checking Balance	$ 10 million +
Savings Balance	$ 10 million +
Owner #2 Name (please print)	
Social Security Number	
Home Street Address (No P.O. Boxes, please)	
Home Phone Number	( )
City	
State	
ZIP	
Annual Household Income*	$
Checking Balance	$
Savings Balance	$

Business Information Complete the entire section below.

Field	Value
Business Street Address (No P.O. Boxes, please)	303 Congress St. Ste 301
Business Phone Number	(617) 439-0770
City	Boston
State	MA
ZIP	02210
Business Fax Number	(617) 439-4450
Annual Revenue/Sales	$ 5 million
Date Business Established (mo/yr)	10/01
Business Taxpayer ID Number	043581640
Bank Name (Business Banking Account)	Soverign Bank
Business Checking Balance	$ 40,000 -
Business Savings Balance	$ N/A

Type of Ownership: ☐ Sole Proprietor ☐ Partnership ☐ Corporation ☒ Other LLC

Account Information

BusinessLine Checks: Please print your OWNER NAME and BUSINESS NAME exactly as they should appear on your personalized *BusinessLine* checks.

Owner Name (21 characters maximum including spaces – only one name, please)
CHRISTOPHER BAKER

Business Name (24 characters maximum including spaces)
DOLLAR DAYS INTRNL

I certify that I have read and agree with the Terms and Conditions on the reverse side, including the personal guaranty.

X [signature] CEO 2/4/02
Owner #1 Signature Title Date

X
Owner #2 Signature Title Date

Credit Protection Program (optional)

☐ Yes! I want to defer my *BusinessLine* payments if I were to have an injury or illness that prevented me from working. I have read the Program Summary on the reverse side.

Additional Options Check the boxes below for additional features at no charge.

Include a voided check with your application (or include a copy if faxing) if you select any of these features:

☐ Yes! I want funds transferred to my checking account right away! Please make an Electronic Funds Transfer immediately upon opening my *BusinessLine* account, in the amount specified:
☐ $5,000 ☐ $10,000 ☐ $15,000 ☐ Up to my credit limit** ☐ Other $______

☐ Yes! I want to make Telephone Transfers from my *BusinessLine* account to my business checking account with convenient 24 hour access †

1022545697

Delaware

The First State

I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED ARE TRUE AND CORRECT COPIES OF ALL DOCUMENTS ON FILE OF "DOLLARDAYS INTERNATIONAL, INC." AS RECEIVED AND FILED IN THIS OFFICE.

THE FOLLOWING DOCUMENTS HAVE BEEN CERTIFIED:

CERTIFICATE OF INCORPORATION, FILED THE SIXTH DAY OF MARCH, A.D. 2008, AT 11:55 O'CLOCK A.M.

AND I DO HEREBY FURTHER CERTIFY THAT THE AFORESAID CERTIFICATES ARE THE ONLY CERTIFICATES ON RECORD OF THE AFORESAID CORPORATION, "DOLLARDAYS INTERNATIONAL, INC.".

Harriet Smith Windsor

Harriet Smith Windsor, Secretary of State

4515218 8100H

080698678

AUTHENTICATION: 6664324

DATE: 06-17-08

You may verify this certificate online at corp.delaware.gov/authver.shtml